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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 29, 2000


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2000, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2000-11, Mortgage Pass-Through Certificates, Series 2000-11).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                   333-72655                  95-4449516
----------------------------        -----------             ------------------
(State of Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

                       4500 Park Granada
                     Calabasas, California                        91302
              ---------------------------------               ----------------
                      (Address of Principal                     (Zip Code)
                       Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On December 29, 2000, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-11.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 13, 2000 and the Prospectus Supplement dated December 27, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-11.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.


                  State Distribution of Mortgaged Properties

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                                            Aggregate
                          Number of         Principal Balance    Percent of
State                     Mortgage Loans    Outstanding          Mortgage Pool
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Arizona                        13           $  4,743,100.00          2.37%
California                    259           $ 99,296,228.41         49.65%
Colorado                       39           $ 14,704,059.00          7.35%
Florida                        11           $  4,535,650.00          2.27%
Massachusetts                  10           $  4,576,266.25          2.29%
Michigan                       14           $  5,919,479.63          2.96%
New Jersey                      8           $  4,055,692.19          2.03%
New York                       13           $  4,212,590.00          2.11%
Texas                          26           $  9,413,320.00          4.71%
Washington                     18           $  7,400,270.00          3.70%
Other (less than 2%)          105           $ 41,137,426.40         20.57%
----------------------------------------------------------------------------
Total                         516           $199,994,081.88        100.00%
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

                   Documentation Program for Mortgage Loans

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                                            Aggregate
Type of                   Number of         Principal Balance    Percent of
Program                   Mortgage Loans    Outstanding          Mortgage Pool
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Alternative                   181           $ 70,278,257.88        35.14%
Full                          208           $ 81,463,459.56        40.73%
No Income                       8           $  3,090,300.00          1.55%
Reduced                       118           $ 44,864,064.44         22.43%
Streamlined                     1           $    298,000.00          0.15%
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Total                         516           $199,994,081.88        100.00%
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

                         Type of Mortgaged Properties

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                                            Aggregate
                          Number of         Principal Balance    Percent of
Property Type             Mortgage Loans    Outstanding          Mortgage Pool
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2-4 Units                       1           $    469,000.00          0.24%
Condominium                    30           $ 10,399,236.52          5.20%
PUD                           160           $ 60,583,769.53         30.29%
Single Family Residence       325           $128,542,075.83         64.27%
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Total                         516           $199,994,081.88        100.00%
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

                                Mortgage Rates

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                                            Aggregate
Mortgage Rates            Number of         Principal Balance    Percent of
(%)                       Mortgage Loans    Outstanding          Mortgage Pool
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         7.000                  2           $    672,750.00          0.34%
         7.125                  3           $  1,276,720.00          0.64%
         7.250                  9           $  3,491,050.00          1.75%
         7.375                  7           $  2,765,044.00          1.38%
         7.500                 15           $  6,203,549.19          3.10%
         7.625                 30           $ 10,888,270.00          5.44%
         7.750                 50           $ 18,613,691.25          9.31%
         7.875                 83           $ 33,054,126.71         16.53%
         7.990                  1           $    291,803.67          0.15%
         8.000                 54           $ 20,109,117.00         10.05%
         8.125                 54           $ 20,623,064.00         10.31%
         8.250                 55           $ 21,427,678.07         10.71%
         8.375                 32           $ 12,128,093.92          6.06%
         8.500                 42           $ 16,727,216.08          8.36%
         8.625                 17           $  5,855,488.00          2.93%
         8.750                 19           $  8,254,912.59          4.13%
         8.875                 13           $  5,019,973.00          2.51%
         9.000                  4           $  1,747,600.00          0.87%
         9.125                  3           $  1,179,819.07          0.59%
         9.250                  9           $  4,032,600.00          2.02%
         9.375                  3           $  1,239,748.02          0.62%
         9.500                  7           $  2,875,515.79          1.44%
         9.625                  2           $    672,359.87          0.34%
         9.750                  1           $    495,550.00          0.25%
         9.875                  1           $    348,341.65          0.17%
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Total                         516           $199,994,081.88        100.00%
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

                          Purpose of Mortgage Loans

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                                            Aggregate
                          Number of         Principal Balance    Percent of
Loan Purpose              Mortgage Loans    Outstanding          Mortgage Pool
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Cash-Out Refinance             86           $ 35,928,968.03         17.97%
Purchase                      371           $140,157,121.38         70.08%
Rate/Term Refinance            59           $ 23,907,992.47         11.95%
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Total                         516           $199,994,081.88        100.00%
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

                Original Loan-to-Value Ratio of Mortgage Loans

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                                            Aggregate
Orginal Loan-to-Value     Number of         Principal Balance    Percent of
Ratio (%)                 Mortgage Loans    Outstanding          Mortgage Pool
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50.00 and below                19           $  8,656,990.58          4.33%
50.01 to 55.00                  5           $  1,695,900.00          0.85%
55.01 to 60.00                 13           $  4,693,170.00          2.35%
60.01 to 65.00                 13           $  5,099,153.67          2.55%
65.01 to 70.00                 42           $ 19,160,727.22          9.58%
70.01 to 75.00                 76           $ 32,864,405.61         16.43%
75.01 to 80.00                265           $ 99,367,357.26         49.69%
80.01 to 85.00                 13           $  4,964,798.00          2.48%
85.01 to 90.00                 43           $ 14,723,537.63          7.36%
90.01 to 99.00                 27           $  8,768,041.91          4.38%
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Total                         516           $199,994,081.88        100.00%
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

                     Occupancy Type of Mortgaged Property

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                                            Aggregate
                          Number of         Principal Balance    Percent of
Occupancy Types           Mortgage Loans    Outstanding          Mortgage Pool
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Investment                     12           $  4,943,239.67          2.47%
Owner Occupied                489           $188,917,177.21         94.46%
Second/Vacation Home           15           $  6,133,665.00          3.07%
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Total                         516           $199,994,081.88        100.00%
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

                  Mortgage Loans Current Principal Balances

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                                            Aggregate
Currant Mortgage Loan     Number of         Principal Balance    Percent of
Amounts                   Mortgage Loans    Outstanding          Mortgage Pool
------------------------------------------------------------------------------
  $250,001 -   $300,000       100           $ 28,568,228.42         14.28%
  $300,001 -   $350,000       154           $ 50,366,731.60         25.18%
  $350,001 -   $400,000       113           $ 42,687,029.23         21.34%
  $400,001 -   $450,000        38           $ 16,259,500.00          8.13%
  $450,001 -   $500,000        51           $ 24,445,195.51         12.22%
  $500,001 -   $550,000        17           $  8,982,450.00          4.49%
  $550,001 -   $600,000        18           $ 10,380,244.00          5.19%
  $600,001 -   $650,000        12           $  7,615,543.48          3.81%
  $650,001 -   $700,000         4           $  2,727,050.00          1.36%
  $700,001 -   $750,000         2           $  1,456,070.00          0.73%
  $750,001-  $1,000,000         5           $  4,245,212.64          2.12%
$1,000,001-  $1,500,000         2           $  2,260,827.00          1.13%
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Total                         516           $199,994,081.88        100.00%
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

                 Remaining Term to Maturity of Mortgage Loans

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                                            Aggregate
Remaining Term to         Number of         Principal Balance    Percent of
Maturity (Months)         Mortgage Loans    Outstanding          Mortgage Pool
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360                           493           $191,064,536.25         95.54%
359                            16           $  5,832,783.29          2.92%
358                             1           $    399,501.02          0.20%
357                             2           $  1,315,915.54          0.66%
356                             2           $    744,042.88          0.37%
355                             1           $    291,102.90          0.15%
300                             1           $    346,200.00          0.17%
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Total                         516           $199,994,081.88        100.00%
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

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWMBS, INC.


                                    By: /s/ Celia Coulter
                                        --------------------------------------
                                        Celia Coulter
                                        Vice President



Dated: January 12, 2001